THE ADVISORS' INNER CIRCLE FUND

                           FMA SMALL COMPANY PORTFOLIO
                                  (THE "FUND")

                     SUPPLEMENT DATED AUGUST 19, 2009 TO THE
                        INVESTOR AND INSTITUTIONAL SHARES
                         PROSPECTUS DATED MARCH 1, 2009

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

--------------------------------------------------------------------------------

At a meeting held on August 11-12, 2009, the Board of Trustees of The Advisors' Inner Circle Fund (the "Board") approved an agreement and plan of reorganization (the "Reorganization Agreement") providing for the reorganization of the Fund into the John Hancock Small Company Fund (the "John Hancock Fund"), a newly-created series of John Hancock Funds III (the "Reorganization"). After the Reorganization, John Hancock Investment Management Services, LLC ("JHIMS") will serve as the investment adviser and Fiduciary Management Associates, LLC ("FMA"), the current investment adviser for the Fund, will serve as investment sub-adviser to the John Hancock Fund.

The Reorganization Agreement is subject to certain closing conditions, including approval by shareholders of the Fund, and also must be approved by the Board of Trustees of the John Hancock Funds III. If the Reorganization Agreement is approved and closing conditions satisfied, all of the assets of the Fund will be transferred to the John Hancock Fund and shareholders of the Fund will receive shares of a designated class of the John Hancock Fund in exchange for their shares. The Fund's Investor Shares and Institutional Shares will be exchanged for Class A shares and Class I shares, respectively, of the John Hancock Fund. The Reorganization is expected to be a tax-free transaction. JHIMS and FMA have agreed to bear all of the costs of the Reorganization.

Shareholders of the Fund will be asked to approve the Reorganization at a special meeting scheduled for on or about December 9, 2009. Shareholders as of the record date should expect to receive a prospectus/proxy statement that provides more detailed information about the proposed Reorganization. If approved by shareholders, the Reorganization is expected to occur on or about December 11, 2009.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 FMA-SK-012-0100